23457/00600/DOCS/1464332.1
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported): September 24, 2004
                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)


                                   California

                 (State or Other Jurisdiction of Incorporation)



        000-22020                                           77-0164056
(Commission File Number)                      (IRS Employer Identification No.)

  855 Jarvis Drive
       Suite 100
 Morgan Hill, California                                    95037
(Address of Principal Executive Offices)                  (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01 - Changes in Registrant's Certifying Accountant

a.   Previous independent registered public accounting firm

     i. On September 24, 2004,Castelle dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Registrant's Audit Committee participated in and approved the decision to change independent registered public accounting firms.

     ii. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     iii. During the two most recent fiscal years and through September 24, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, with disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     iv. During the two most recent fiscal years and through September 24, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     v. The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 24, 2004 is filed as Exhibit 16.1 to this Form 8-K.

 b.   New independent registered public accounting firm

     i. The Registrant engaged Grant Thornton LLP as its new independent registered public accounting firm as of September 24, 2004. During the two most recent fiscal years and through September 24, 2004, the Registrant has not consulted with Grant Thornton LLP regarding either
          (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a reportable event, as that term is defined in Item 304
         (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

b.   Exhibits

     Exhibit 16.1 - Letter from PricewaterhouseCoopers LLP



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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 30, 2004

                                    Castelle



                                By: /s/ Paul W. Cheng
                                    Paul W. Cheng
                                    Vice President, Chief Financial
                                    Officer and Secretary


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                                  EXHIBIT INDEX

       Exhibit
        Number                    Description
      ----------                  ------------------------------

         16.1 Letter from PricewaterhouseCoopers LLP to the SEC stating its agreement to the statements presented in this Form 8-K






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